(LOGO)          (R)
   The First Australia
   Fund, Inc.
---------------------------------------------
----------------------
   Annual Report
   October 31, 1997

                      Highlights
      ---------------------------------------
----
      - New quarterly distribution policy.
      - 4.57% dividend yield.
      - Total distribution for the year
US32.3
        cents per share.

                             LETTER TO
SHAREHOLDERS

December 12, 1997
Dear Shareholder,
   We are pleased to present the report for
The First Australia Fund, Inc. ('the
Fund') for the year ended October 31, 1997,
prepared by the Investment Manager,
EquitiLink International Management Limited.
Investment Markets
   In Australian dollars terms, the
Australian stock market returned -8.7% over
the quarter and 9.1% over the year to October
31, 1997. In U.S. dollar terms,
the Australian stock market returned -13.9%
over the quarter and 3.4% over the
year.
   The stock market performed strongly for
most of the year, reaching a record
high in early October, but then came under
substantial selling pressure, in line
with volatility which affected global equity
markets.
   The Australian dollar fell by 11.4%
against the U.S. dollar over the year,
due to concerns about weaker commodity
prices, expectations of interest rate
cuts and the effect of financial instability
in some Asian economies.
Performance
   The Fund's Net Asset Value (NAV) fell by
15.6% for the quarter and 11.4% for
the year and the Fund's share price return
fell by 16.8% for the quarter and
15.2% for the year, assuming reinvestment of
distributions.
   The negative performance resulted from the
depreciation of the Australian
dollar and the underperformance of small
capitalization and resource stocks, to
which the Fund had a high exposure during the
first half of the year. In the
second half of the year, the Manager
restructured the portfolio to reduce the
exposure to small capitalization and resource
stocks and to increase the Fund's
exposure to large industrial companies.
New Distribution Policy
   On December 12, 1997, the Board of
Directors declared a final distribution of
US23.3 cents per share, bringing the total
for the 1997 calendar year to US32.3
cents per share. This represents a yield of
4.57% based on the closing share
price on the date of this report of US$7.0625
per share.
   The Board of Directors also announced a
change in the Fund's distribution
policy. In the past, the Fund has paid semi-
annual distributions comprising net
investment income and realized capital gains.
Under the new policy, the Fund
intends to make regular quarterly
distributions at an annual rate being a
percentage of the rolling average of the
prior four quarter-end NAV's. The
distributions will be made from net
investment income, net realized gains and,
to the extent necessary, paid-in capital. The
Board of Directors will determine
the distribution rate at the commencement of
each year based on the Manager's
forecast of earnings and its outlook for the
Australian equity and currency
markets.
   The Fund will commence distributions
quarterly at an annual rate of 9% in
respect of the 1998 fiscal year.
Distributions will be payable in January,
April, July and October.
                                       1

Dividend Reinvestment and Cash Purchase Plan.
   We invite you to participate in the Fund's
Dividend Reinvestment and Cash
Purchase Plan (the 'Plan'), which allows you to automatically reinvest your distributions in additional shares of the Fund. The Plan also enables you to make optional cash investments in the Fund's shares at favorable commission rates, by investing at least US$100 each month. Under this arrangement, the Plan
Agent will purchase shares for you on the stock exchange or otherwise on the open market on or about the 15th of each month.
   As a participant in the Plan, you will
also have the convenience of:
   Automatic reinvestment - the Plan Agent
will automatically reinvest your
distributions, allowing you to gradually grow your holdings in the Company;
   Lower costs - shares purchased on your
behalf under the Plan will be at
reduced brokerage rates;
   Convenience - the Plan Agent will hold
your shares in non-certificated form
and will provide a detailed record of your holdings at the end of each distribution period.
   For information on the Fund or the
Dividend Reinvestment and Cash Purchase
Plan, please telephone investor relations at Dewe Rogerson, toll free on
1-800-323-9995.

Yours sincerely,

Laurence S. Freedman
Brian M. Sherman
Chairman
President

                        REPORT BY THE
INVESTMENT MANAGER
NAV Performance

   The Fund's NAV fell by 15.6% for the
quarter and 11.4% for the year, assuming reinvestment of distributions.

Share Price Performance
   The Fund's share price return fell by
16.8% for the quarter and 15.2% for the
year, assuming reinvestment of distributions.
The Fund's shares closed at
US$7.44 per share on October 31, 1997.

Investment Strategy
   The Fund's investment strategy focuses on identifying stocks that reflect
'Growth At a Reasonable Price', that is, stocks that are undervalued relative to their earnings growth potential. This process combines financial analysis with judgemental research on the management and positioning of companies.

Quality of the Portfolio
   The Fund has a high quality portfolio with
64% of its holdings by value
comprising companies in the top 100 of the
Australian Stock Exchange. During the
year, the Manager restructured the Fund's
portfolio to reduce the exposure to
small capitalization and resource stocks and
to increase exposure to large
industrial companies.
                                       2

New Distribution Policy
   The Board of Directors on December 12,
1997, declared a final distribution of
US23.3 cents per share consisting of US10.3 cents per share paid out of net investment income and US13.0 cents paid out of net long-term capital gains. This follows a semi-annual distribution of US9.0 cents per share composed of US5.2
cents per share of net investment income and US3.8 cents per share of short-term capital gains paid in July 1997. This brings total dividends and distributions to US32.3 cents per share for the calendar year and represents a yield of 4.57% based on the Fund's closing share price on December 12, 1997 of US$7.06 per share.
   The Board of Directors also announced a
change in the Fund's distribution
policy. Under the new policy, the Fund
intends to make regular quarterly
distributions at an annual rate being a
percentage of the rolling average of the prior four quarter-end NAV's. The distributions will be made from net investment income, net realized gains and, to any extent necessary, paid-in capital. The
Board of Directors will determine the
distribution rate at the commencement of each year based on the Manager's forecast of earnings and its outlook for the Australian equity and currency markets.

   The Fund will commence distributions
quarterly at an annual rate of 9% in
respect of the 1998 fiscal year.
Distributions will be payable in January, April, July and October.

Portfolio Composition
   The following chart and table summarize
the composition of the Fund's
portfolio, expressed as a percentage of net assets. As of October 31, 1997, The
Fund held 76% of its net assets in industrial stocks, 7.2% in resource stocks, and the balance in cash. The Fund currently has 64% of its holdings by value in the top 100 companies of the Australian Stock
Exchange.

                                [CHART TO
COME]

Selected Equity Holdings
   The following notes highlight the Fund's
top ten holdings at October 31,
1997.
Australia and New Zealand
Banking Group Limited (ANZ)             10.0%
of total investments
   One of four largest banking groups in
Australia, capitalized at A$15 billion
and with assets of A$135 billion. ANZ offers
retail and wholesale banking
services in Australia and globally and has
insurance and investment management
operations.
                                       3

Westpac Banking Corporation (WBC)
5.4% of total investments
   One of the four largest banking groups in Australia, capitalized at A$16.5 billion and with assets of A$119 billion. WBC provides retail and wholesale banking services in Australia and New Zealand and has insurance and investment management operations.

National Australia Bank (NAB)
4.9% of total investments
   Australia's largest full service banking group, capitalized at A$29 billion and with assets of A$202 billion. NAB has domestic banking operations and has expanded its global presence through acquisitions in New Zealand, UK, and USA.
NAB has consistently demonstrated a focus on cost control while pursuing its market share objectives in selected markets.

Prime Television Limited
3.7% of total investments
   An operator of regional television
services in New South Wales, Victoria,
Western Australia and Queensland's Gold Cost.
The services have a potential
audience of 4.4 million people or 27% of national audience share. The network has an affiliation with Seven Network Limited which provides a live feed and access to its program inventory.

CSR Limited (CSR)
3.7% of total investments
   A large diversified building materials
supplier. CSR has building material
operations in Australia, Asia and the USA as well as world class aluminum and sugar operations in Australia. The group has enormous unlocked potential and the recent appointment of a new managing director should enable the group to deliver some of this value to shareholders.

Commonwealth Bank of Australia (CBA)
3.7% of total investments
   One of the four largest banking groups in Australia, capitalized at A$16 billion and with assets of A$120 billion. CBA provides a full range of banking services and has insurance and funds management operations. CBA became fully privatized in July 1996 following its listing in 1991 and progressive sell-downs of the Government's shareholding.

ICI Australia Limited (ICI)
3.2% of total investments
   A producer and supplier of chemicals to
general industry including housing
and construction, paper and packaging,
agriculture, mining, household products
and health care. ICI has lowered its cost base and maintained profitability in an increasingly competitive marketplace.
Going forward, ICI will continue to
benefit from capable management and the
deregulation of the gas and electricity
markets.

Fosters Brewing Group Limited
3.0% of total investments
   Australia's largest brewer with a market
share of around 55% and a presence
in international markets. Its brewing
business has three operations: CUB, Molson
and China. In February 1996, Fosters acquired
Mildara Blass, a significant
producer of premium wines with exposure to
the growing export market for
Australian varietal wines. Since then,
Fosters has repurchased around 13% of
shares on issue and announced the sale of
underperforming investments.
                                       4

Brambles Industries Limited
2.8% of total investments
   One of Australia's most successful and
well run publicly listed companies.
This large diversified company has operations in equipment hire, records management, security services, mining services and cleaning services. Its most attractive business is the CHEP pallet rental pool, which operates throughout the world. This business is Brambles main source of growth and has only two small competitors in the world.

Western Mining Corporation Holdings Limited
(WMC)      2.8% of total investments
   One of Australia's largest, diversified, base and precious metals producers.
WMC is the third largest nickel concentrate producer in the world, has a 40% interest in the largest alumina producer and is the second largest gold producer in Australia. Expansion of its Olympic Dam copper/uranium mine should place its production costs in the bottom quartile of copper producers in the world. Its new phosphate mine is also expected to be a world class operation, supplying fertilizer to Australia and Asia.

                      REVIEW AND OUTLOOK FOR
THE AUSTRALIAN
                                FINANCIAL
MARKETS

Economy
   Recent economic data for Australia
indicates some pick-up in activity with
low inflation, although unemployment remains high. Forward indicators point to further strength in 1998. In the Manager's opinion, growth should be supported by continued low interest rates. However, fall-out from the financial problems in South East Asia is likely to lower the growth outlook over the next year or so. The Manager expects that Australia's inflation will remain below 2% for most of 1998.

Stock Market
   The past quarter was marked by
considerable turbulence in global financial markets. Triggered by currency and financial instability in South East Asia, global equity markets fell sharply in late
October. Many developed country
equity markets had earlier set new records in the quarter. As equity prices fell, there was a flight to quality, which saw a sharp fall in global bond yields.
   The Australian stock market rose to a
record high in early October, before
falling sharply later in the month.
Industrial stocks continued to outperform resources, with resources still feeling the impact of weaker commodity prices, especially gold.
   The All Ordinaries Accumulation Index fell by 8.7% over the three months to October with the All Industrials Accumulation
Index falling by 4.9% over the
period and the All Industrials Accumulation
Index falling by 19.2%. Small
capitalization stocks fell
disproportionately, with the Accumulation
Index
falling 11.2% during the period.

Currency
   The Australian dollar depreciated against the U.S. dollar over the quarter falling 5.4% to US70 cents. In the trade-weighted terms, the Australian dollar fell by 2.1%. The depreciation reflected concerns about weaker commodity prices, expectations of further interest rate cuts and, more recently, the impact of economic and financial instability in South
East Asia. On the date of this
report, the Australian dollar was trading at US.6635 cents.

EquitiLink International Management Limited
                                       5

---------------------------------------------
-------------
THE FIRST AUSTRALIA FUND, INC.
Portfolio of Investments
October 31, 1997

---------------------------------------------
------------

Value
  Shares               Description
(US$)
---------------------------------------------
------------
               LONG-TERM INVESTMENTS--82.8%
               Common and Preferred Stocks
and
                 Equivalents--82.8%
               Diversified Industries--19.2%
    200,000    Australian Pharmaceutical
                 Industries Limited*.......
$    335,867
  1,500,000    CSR Limited.................
5,207,689
    284,000    Faulding (F.H.) & Co.
                 Limited...................
1,386,890
     25,000Pound Faulding (F.H) & Co. Limited
                 Rights expiring Nov.
                 '97*......................
2,635
    100,000    Fletcher Challenge
                 Limited*..................
449,696
  2,200,000    Fosters Brewing Group
                 Limited...................
4,173,740
  2,000,000    Goodman Fielder Limited.....
3,063,553
    600,000    ICI Australia Limited.......
4,511,012
  1,880,000    Lang Corporation Limited....
1,981,473
    175,000    Lend Lease Corporation
                 Limited...................
3,580,704
  1,360,000    Pioneer International
                 Limited...................
3,593,070
    813,000    Polartechnics Limited*......
1,828,014
    420,000    Spicers Paper Limited.......
531,203

------------

30,645,546

------------
               Resources And Mining--14.3%
  1,100,000    Aberfoyle Limited...........
2,202,807
  3,000,000    Australian National
                 Industries Limited........
3,014,368
    620,000    Comalco Limited.............
2,535,441
  5,000,000    Envestra Limited............
3,232,189
    900,000    Leighton Holdings Limited...
3,320,020
  4,500,000    Macmahon Holdings Limited...
2,055,251
    789,584    Normandy Mining Limited.....
859,942
    457,143Pound Pasminco Limited
                 Rights expiring Nov.
                 '97*......................
321
    685,000    Portman Mining Limited......
1,082,959
    700,000    QNI Limited.................
614,819
  1,103,000    Western Mining Corporation
                 Holdings Limited..........
3,913,865

------------

22,831,982

------------
               Services--49.3%
  2,000,000    Australia & New Zealand
                 Banking Group Limited.....
13,940,573
  3,500,000    Australian Growth
                 Properties*...............
2,262,532
    202,000    Brambles Industries
                 Limited...................
3,880,510
  1,350,000    Colonial Limited*...........
3,756,366
    450,000    Commonwealth Bank of
                 Australia.................
5,169,746
    500,000    Foodland Associates
                 Limited...................
3,724,044
---------------------------------------------
------------

Value
  Shares               Description
(US$)
---------------------------------------------
------------
     55,298    Formida Holdings............
$    244,348
    117,367    Hoyts Cinemas Group.........
164,936
  3,431,150    Infrastructure Trust of
                 Australia.................
2,651,987
  1,127,050Pound Infrastructure Trust of
                 Australia
                 Rights expiring Dec.
                 '97*......................
7,919
    350,000    Macquarie Bank Limited......
2,705,202
  1,400,000Pound Marquarie Bank Limited
                 Warrants expiring Sept.
                 '98 @ A$1.25*.............
127,882
    700,000    Mayne Nickless Limited......
3,197,057
    700,000    Mirvac Limited..............
1,131,266
    140,000Pound Mirvac Limited
                 Warrants expiring Nov.
                 '97*......................
33,446
    500,000    National Australia Bank
                 LimitedDD.................
6,833,270
    400,000    News Corporation Limited....
1,914,018
  1,500,000    Pacific Magazines & Printing
                 Limited...................
3,109,226
  2,750,000    Prime Television Limited....
5,217,175
    300,000    QBE Insurance Group
                 Limited...................
1,401,786
     75,000Pound QBE Insurance Group Limited
                 Bonus Issue*..............
341,488
  1,300,000    Reinsurance Australia
                 Corp......................
3,361,477
    150,000    St. George Bank Limited.....
907,894
    654,761    Suncorp Metway Limited
                 Non Voting Preferred
                 Stock.....................
1,722,033
        675    Transurban City Link
                 Limited...................
431,603
  1,458,332    Village Roadshow Limited
                 Voting Preferred Stock....
2,715,446
  1,300,000    Westpac Banking Corp........
7,563,323

------------

78,516,553

------------
               Total common and preferred
                 stocks and equivalents
                 (cost US$137,565,462).....
131,994,081

------------
 Principal
  Amount
   (000)       SHORT-TERM INVESTMENTS--4.8%
-----------
               Corporate Bond--0.1%
A$      600    Southern Group Limited
                 12.00%, 3/8/98
                 (cost US$306,748).........
274,033

------------
               Demand Deposits--4.3%
      9,666    Banque National de Paris,
                 5.60%
                 (cost US$6,768,081).......
6,791,535

------------

                                          See
Notes to Financial Statements.

---------------------------------------------
------------
 Principal
  Amount
Value
   (000)               Description
(US$)
---------------------------------------------
------------
               Repurchase Agreement--0.4%
US$     586    Repurchase Agreement, State
                 Street Bank & Trust
                 Company 5.40% dated
                 10/31/97, due 11/3/97 in
                 the amount of $586,264
                 (cost $586,000);
                 collateralized by $590,000
                 U.S. Treasury bill, due
                 7/31/99; value including
                 accrued
                 interest--US$600,048).....
$    586,000

------------
               Total short-term investments
                 (cost US$7,660,829).......
7,651,568

------------
               Total Investments--87.6%
                 (cost US$145,226,291; Note
                 3)........................
139,645,649
               Other assets in excess of
                 liabilities--12.4%........
19,776,839

------------
               Net Assets--100%............
$159,422,488

------------

------------

------------------

   * Non-income producing security.
  DD Portion of securities on loan; see Note
3.
Pound Expressed in number of shares into which position
     can be exercised or converted.

---------------------------------------------
-------------
THE FIRST AUSTRALIA FUND, INC.
Statement of Assets and Liabilities
October 31, 1997
---------------------------------------------
-------------

Assets
Investments, at value (cost
  $145,226,291)........................
$139,645,649
Foreign currency, at value (cost
  $137,880)............................
137,856
Cash...................................
979
Collateral for securities loaned, at
  value................................
664,290
Receivable for investments sold........
25,968,291
Dividends and interest receivable......
513,848
Other assets...........................
29,071
                                          ---
---------
    Total assets.......................
166,959,984
                                          ---
---------
Liabilities
Payable for investments purchased......
6,303,786
Payable upon return of securities
  loaned...............................
664,290
Accrued expenses and other
  liabilities..........................
369,691
Investment management fee payable......
148,190
Withholding taxes payable..............
43,014
Administration fee payable.............
8,525
                                          ---
---------
    Total liabilities..................
7,537,496
                                          ---
---------
Net Assets
$159,422,488
                                          ---
---------
                                          ---
---------
Net assets were comprised of:
  Common stock, $.01 par value.........   $
170,593
  Paid-in capital in excess of par.....
152,074,928
                                          ---
---------

152,245,521
  Undistributed net investment
  income...............................
1,086,717
  Accumulated net realized gains on
  investments..........................
5,296,488
  Net unrealized appreciation on
  investments..........................
2,610,501
  Accumulated net realized and
    unrealized foreign exchange
    losses.............................
(1,816,739)
                                          ---
---------
  Net assets...........................
$159,422,488
                                          ---
---------
                                          ---
---------
Net asset value per share:
  ($159,422,488 / 17,059,266 shares of
  common stock issued and
  outstanding).........................
$9.35
                                          ---
---------
                                          ---
---------

See Notes to Financial Statements.        See
Notes to Financial Statements.
                                       7

---------------------------------------------
-------------
THE FIRST AUSTRALIA FUND, INC.
Statement of Operations
Year ended October 31, 1997
---------------------------------------------
-------------

Net Investment Income
Income
  Dividends (net of foreign withholding
    taxes of $141,345)..................   $
5,029,185
  Interest..............................
435,123
  Income from securities loaned, net....
146,152
                                           --
----------
    Total income........................
5,610,460
                                           --
----------
Expenses
  Investment management fee.............
1,586,212
  Custodian's fees and expenses.........
255,000
  Shareholder relations and
  communications........................
230,000
  Directors' fees and expenses..........
119,000
  Independent accountant's fees and
  expenses..............................
113,000
  Administration fee....................
91,813
  Legal fees and expenses...............
70,000
  Transfer agent's fees and expenses....
38,000
  Insurance expense.....................
13,000
  Miscellaneous.........................
22,127
                                           --
----------
  Total operating expenses..............
2,538,152
                                           --
----------
Net investment income...................
3,072,308
                                           --
----------
Realized and Unrealized Gains
(Losses) on Investments and Foreign
Currencies
Net realized gains on investment
  transactions..........................
5,687,395
Net realized losses on written option
  transactions..........................
(25,511)
Net change in unrealized appreciation on
  investments...........................
(10,237,268)
Net change in unrealized depreciation on
  written options.......................
45,488
                                           --
----------
Net losses on investments...............
(4,529,896)
                                           --
----------
Net decrease in net assets resulting
  from operations before net foreign
  exchange losses.......................
(1,457,588)
Net realized and unrealized foreign
  exchange losses.......................
(20,136,258)
                                           --
----------
Net Decrease In Net Assets
Resulting From Operations...............
$(21,593,846)
                                           --
----------
                                           --
----------

---------------------------------------------
-------------
THE FIRST AUSTRALIA FUND, INC.
Statement of Changes
in Net Assets
---------------------------------------------
-------------

                                Year ended
October 31,
Increase (Decrease)          ----------------
------------
in Net Assets                    1997
1996
                             ------------
------------
Operations
  Net investment income...   $  3,072,308
$  3,320,924
  Net realized gain on
    investments and
    written options
    transactions..........      5,661,884
3,346,039
  Net change in unrealized
    appreciation
    (depreciation) on
    investments and
    written options.......    (10,191,780)
10,703,898
                             ------------
------------
  Net increase (decrease)
    in net assets
    resulting from
    operations before net
    foreign exchange gains
    (losses)..............     (1,457,588)
17,370,861
  Net realized and
    unrealized foreign
    exchange gains
    (losses)..............    (20,136,258)
6,975,063
                             ------------
------------
  Net increase (decrease)
    in net assets
    resulting from
    operations............    (21,593,846)
24,345,924
Dividends to shareholders
  from net investment
  income..................     (2,899,881)
(3,864,129)
Distributions to
  shareholders from net
  realized capital gains..     (3,117,737)
(4,432,685)
Net asset value of shares
  issued to shareholders
  in connection with
  distribution paid in
  stock...................      1,277,849
1,596,281
                             ------------
------------
Total increase
  (decrease)..............    (26,333,615)
17,645,391
Net Assets
Beginning of year.........    185,756,103
168,110,712
                             ------------
------------
End of year...............   $159,422,488
$185,756,103
                             ------------
------------
                             ------------
------------

See Notes to Financial Statements.        See
Notes to Financial Statements.
                                       8

---------------------------------------------
-------------
THE FIRST AUSTRALIA FUND, INC.
Notes to Financial Statements
---------------------------------------------
-------------
   The First Australia Fund, Inc. (the
'Fund') was incorporated in Maryland on
September 30, 1985 as a closed-end,
diversified investment company. The Fund's principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on
Australian stock exchanges. The Fund's
secondary investment objective is current income. It is expected that normally at least
65% of the Fund's total assets
will be invested in equity securities listed on Australian stock exchanges and that current income will be derived primarily from dividends and interest on
Australian corporate and governmental
securities. The ability of issuers of debt securities, including foreign currency balances on deposit with the Fund's
Australian subcustodian bank, held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region.

Note 1. Accounting            The following
is a summary of
Policies                      significant
accounting policies
                              followed by the
Fund in the preparation of its
financial statements.
Basis of Presentation: The financial
statements of the Fund are prepared in
accordance with United States generally
accepted accounting principles using the
United States dollar as both the functional
and reporting currency.
Security Valuation: Investments are stated at
value. Investments for which
market quotations are readily available are
valued at the last reported sales
prices. If there is no sales price on the
date of valuation, then investments
are valued at the most recently available
sales price or at fair value as
determined in good faith by or under the
direction of the Fund's Board of
Directors.
   Short-term securities which mature in more
than 60 days are valued at current
market quotations. Short-term securities
which mature in 60 days or less are
valued at amortized cost.
   In connection with transactions in
repurchase agreements with U.S. financial
institutions, it is the Fund's policy that
its custodian take possession of the
underlying collateral securities, the value
of which exceeds the principal
amount of the repurchase transaction,
including accrued interest. To the extent
that any repurchase transaction exceeds one
business day, the collateral is
valued on a daily basis to determine its
adequacy. If the seller defaults and
the value of the collateral declines or if
bankruptcy proceedings are commenced
with respect to the seller of the security,
realization of the collateral by the
Fund may be delayed or limited.
Foreign Currency Translation: Australian
dollar ('A$') amounts are translated
into United States dollars on the following
basis:
      (i) market value of investment
securities, other assets and liabilities at
      the exchange rates at the end of the
fiscal year;
      (ii) purchases and sales of investment
securities, income and expenses at
      the rate of exchange prevailing on the
respective dates of such
      transactions.
   The Fund isolates that portion of the
results of operations arising as a
result of changes in the foreign exchange
rates from the fluctuations arising
from changes in the market prices of
securities held at fiscal year end.
Similarly, the Fund isolates the effect of
changes in foreign exchange rates
from the fluctuations arising from changes in
the market prices of portfolio
securities sold during the fiscal year.
   Net realized and unrealized foreign
exchange losses of $20,136,258 includes
realized foreign exchange gains and losses
from sales and maturities of
portfolio securities, sales of foreign
currencies, currency gains or losses
realized between the trade and settlement
dates on securities transactions, the
difference between the amounts of dividends,
interest and foreign withholding
taxes recorded on the Fund's books and the
U.S. dollar equivalent amounts
actually received or paid and changes in
unrealized foreign exchange gains and
losses in the value of portfolio securities
and other assets and liabilities
arising as a result of changes in the
exchange rate. Accumulated net realized
and unrealized foreign exchange losses shown
in the composition of net assets at
October 31, 1997 represent foreign exchange
losses for book purposes that have
not yet been recognized for tax purposes.
   Foreign security and currency transactions
may involve certain considerations
and risks not typically associated with those
of domestic origin, including
unanticipated movements in the value of the
foreign currency relative to the
U.S. dollar.
   The exchange rate for the Australian
dollar at October 31, 1997 was US$.7026
to A$1.00.
Options: The Fund may either purchase or
write options in order to hedge against
adverse market movements with respect to
securities which the Fund currently
owns or intends to purchase. When the Fund
purchases an option, it pays a
premium and an amount equal to that premium
is recorded as an investment. When
the Fund writes an option, it receives a
premium and an amount equal to that
premium is recorded as
                                       9
a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the
Fund has realized a gain or loss. The
difference between the premium and the
amount received or paid on effecting a
closing purchase or sale transaction is
also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.
   The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option.
The Fund, as purchaser of an option,
bears the risk of the potential inability of the counterparties to meet the terms of their contracts.
Securities Transactions and Investment
Income: Securities transactions are
recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis.
Dividend income is recorded on the ex-
dividend date and interest income is
recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Dividends and Distributions: It is the Fund's current policy to pay dividends semi-annually from accumulated net investment income. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currencies.
Taxes: For federal income and excise tax purposes, substantially all of the
Fund's transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of Australian dollars into United States dollars are recognized for tax purposes.
No provision has been made for United States income taxes because it is the Fund's policy to continue to meet the requirements of the United States Internal
Revenue Code applicable to regulated
investment companies and to distribute all of its taxable income to shareholders.
Australia imposes a withholding tax of
15% on certain dividends and 10% on certain interest.
Securities Lending: The Fund may lend its securities to approved borrowers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.
Reclassification of Capital Accounts: The
Fund accounts and reports for
distributions to shareholders in accordance with AICPA Statement of Position
93-2: Determination, Disclosure, and
Financial Statement Presentation of Income,
Capital Gain, and Return of Capital
Distributions by Investment Companies.
During the year ended October 31, 1997, the Fund decreased undistributed net investment income by $626,387, increased accumulated net realized gains on investments by $415,426 and increased accumulated realized and unrealized foreign exchange gains by $210,961. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements            The Fund has
agreements
                              with EquitiLink
International Management Limited
(the 'Investment Manager'), EquitiLink
Australia Limited (the 'Investment
Adviser'), and Prudential Investments Fund
Management, LLC (the
'Administrator'). The Investment Manager and
the Investment Adviser are
affiliated companies. On March 13, 1997, the
Fund terminated its consultant
agreement with The Prudential Insurance
Company of America (the 'Consultant').
   The Investment Manager makes investment
decisions on behalf of the Fund on
the basis of recommendations and information
furnished to it by the Investment
Adviser, including the selection of and the
placement of orders with brokers and
dealers to execute portfolio transactions on
behalf of the Fund.
                                       10

   The Investment Manager pays fees to the
Investment Adviser and Consultant for
their services rendered. The Investment
Manager informed the Fund that it paid
$406,552 to the Investment Adviser and $6,329 to the Consultant during the year ended October 31, 1997.
   The management agreement provides the
Investment Manager with a fee, computed
weekly and payable monthly, at the following annual rates: 1.10% of the Fund's average weekly net assets up to $50 million, 0.90% of such assets between $50 million and $100 million and 0.70% of such assets in excess of $100 million. The administration agreement provides the
Administrator with a fee at the annual
rate of the greater of $25,000 or 0.05% of the Fund's average weekly net assets.


Note 3. Portfolio             Purchases and
sales of invest-
Securities                    ment
securities, other than
                              short-term
investments, for the year ended October
31, 1997 aggregated $452,833,003 and
$469,969,054, respectively.
   Transactions in options written during the year ended October 31, 1997 were as follows:

                                      Number
of   Premiums

Contracts   Received
                                      -------
--   ---------
Options outstanding at October 31,
  1996..............................
250   $  42,729
Options terminated in closing
  purchase
  transactions......................
(125)    (21,365)
Options exercised...................
(125)    (21,364)
                                      -------
--   ---------
Options outstanding at October 31,
  1997..............................
0           0
                                      -------
--   ---------
                                      -------
--   ---------

   As of October 31, 1997, the Fund had
securities on loan with an aggregate
market value of $632,651. As of this date, the collateral held for securities on loan was comprised of U.S. cash with an aggregate market value of $664,290.
   The United States federal income tax basis of the Fund's investments at
October 31, 1997 was $137,035,148 and
accordingly, net unrealized depreciation for United States federal income tax purposes was $2,610,501 (gross unrealized appreciation--$12,990,112; gross unrealized depreciation--$10,379,611).

Note 4. Capital               There are 20
million shares of
                              $.01 par value
common stock authorized. Of the
17,059,266 shares issued and outstanding at October 31, 1997, the Investment
Manager owned 40,411 shares. During the
fiscal years ended October 31, 1997 and
1996 the Fund issued 144,988 and 171,122
shares in connection with cash
dividends paid in stock, respectively.


Note 5. Transactions          During the
fiscal year ended
with Affiliates               October 31,
1997, Prudential
                              Securities
Incorporated, an affiliate of the
Administrator, earned approximately $7,000 in brokerage commissions as a result of executing transactions in portfolio securities on behalf of the Fund.
   For the year ended October 31, 1997 the
Fund incurred $4,168,572 of net
realized losses on investments in affiliated companies.

Note 6. Dividend              On December 12,
1997 the
and Distribution              Board of
Directors of the Fund
                              declared a
dividend of $.103 per share from net
investment income and a distribution of $.13 per share from long-term capital gains payable on January 16, 1998 and January
30, 1998, respectively, to
shareholders of record on December 31, 1997.

---------------------------------------------
-----------------------------------
THE FIRST AUSTRALIA FUND, INC.
Financial Highlights
---------------------------------------------
-----------------------------------

Years ended October 31,

---------------------------------------------
---------------

1997         1996         1995         1994
1993

--------     --------     --------     ------
--     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
year.....................    $  10.98     $
10.04     $  11.76     $  11.37     $   8.46

--------     --------     --------     ------
--     --------
Net investment
income..................................
 .18          .20          .22          .14
 .15
Net realized and unrealized gain (loss) on
investments
  and foreign
currencies...............................
(1.45)        1.25         (.71)        1.84
4.09

--------     --------     --------     ------
--     --------
  Total from investment
operations.....................       (1.27)
1.45         (.49)        1.98         4.24

--------     --------     --------     ------
--     --------
Dividends from net investment
income...................        (.17)
(.23)        (.22)        (.10)        (.16)
Distributions from net capital and currency
gains......        (.18)        (.26)
(.94)        (.11)          --

--------     --------     --------     ------
--     --------
  Total dividends and
distributions....................
(.35)        (.49)       (1.16)        (.21)
(.16)

--------     --------     --------     ------
--     --------
Capital reduction with respect to issuance of
Fund

shares.......................................
 ........        (.01)        (.02)
(.07)       (1.38)       (1.17)

--------     --------     --------     ------
--     --------
Net asset value, end of
year...........................    $   9.35
$  10.98     $  10.04     $  11.76     $
11.37

--------     --------     --------     ------
--     --------

--------     --------     --------     ------
--     --------
Market price per share, end of
year....................    $   7.44     $
9.125     $   8.19     $  10.13     $  10.38

--------     --------     --------     ------
--     --------

--------     --------     --------     ------
--     --------
TOTAL INVESTMENT RETURN BASED ONPound:
Market
value........................................
 ...      (15.17)%      17.76%       (7.84)%
(0.56)%      36.39%
Net asset
value........................................
(11.37)%      15.55%       (2.70)%
5.39%       36.93%
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net
assets................        1.39%
1.41%        1.50%        1.45%        1.87%
Ratio of net investment income to average net
assets...        1.68%        1.86%
2.24%        1.42%        1.50%
Portfolio turnover
rate................................
270%         133%          45%          46%
108%
Net assets, end of year (000
omitted)..................    $159,422
$185,756     $168,111     $186,852
$111,230
Average net assets (000
omitted).......................    $182,588
$178,756     $162,228     $149,801     $
67,341
Average commission rate per
share......................    $ 0.0086     $
0.0074          N/A          N/A          N/A

---------------
 Pound Total investment return is calculated
assuming a purchase of common stock on the
first day and a sale
       on the last day of each year reported.
Dividends and distributions are assumed, for
purposes of this
       calculation, to be reinvested at
prices obtained under the Fund's dividend
reinvestment plan. Total
       investment return does not reflect
brokerage commissions.
 NOTE: Contained above is operating
performance for a share of common stock
outstanding, total investment
       return, ratios to average net assets
and other supplemental data for each of the
years indicated. This
       information has been determined based
upon financial information provided in the
financial statements
       and market value data for the Fund's
shares.

See Notes to Financial Statements.

                        REPORT OF INDEPENDENT
ACCOUNTANTS

To the Shareholders and Board of Directors of The First Australia Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The First Australia Fund, Inc. (the
'Fund') at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights
(hereafter referred to as
'financial statements') are the
responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
An audit includes examining, on a
test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.
We believe that our audits, which included confirmation of securities at October
31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
December 12, 1997

                            FEDERAL TAX
INFORMATION:
                           DIVIDENDS AND
DISTRIBUTIONS
   As required by Internal Revenue Code
regulations, we are to advise you within 60 days of the Fund's fiscal year end
(October 31, 1997) as to the tax status of dividends, distributions and foreign tax credits paid by the Fund during the fiscal year. During fiscal year 1997, the Fund paid dividends from net investment income which are taxable as ordinary income. However, these dividends do not qualify for the 70% dividends received deduction for corporations.
   The Fund has elected to give the benefit of foreign tax credits to its shareholders in the amount designated below on a per share basis. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction, in computing their U.S.
income tax liability. It is
generally more advantageous to claim a credit rather than to take a deduction.
The following table allocates the dividends and distributions paid by their sources:

Net

Foreign       Dividends and

Gross        Taxes        Distributions

Amount       Paid             Paid

------      -------      ---------------
Australia         --dividends
$.159        $.005            $.154
                  --interest
 .013         .001             .012
United States     --interest
 .005           --             .005
                  --long-term capital gains
 .111           --             .111
                  --short-term capital gains
 .073           --             .073

------      -------          ------

$.361        $.006            $.355

------      -------          ------

------      -------          ------

   Although the Fund has made the election
required to make this credit or
deduction available to you, the amount of allowable tax credit is subject to
Section 904 of the Internal Revenue Code.
Shareholders are advised to consult
their own tax advisers with respect to the tax consequences of their investment in the Fund.
   In January 1998 shareholders will receive
Form 1099-DIV, or substitute
1099-DIV, which will reflect the amount of dividends and distributions and foreign taxes to be used by calendar year taxpayers on their 1997 federal income tax returns.

                                OTHER
INFORMATION

   Dividend Reinvestment and Cash Purchase
Plan. Shareholders may elect to have
all distributions of dividends and capital gains automatically reinvested in
Fund shares pursuant to the Fund's Dividend
Reinvestment and Cash Purchase Plan
(the Plan). Generally, shareholders who do not participate in the Plan will receive distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.

   State Street Bank & Trust Co. (the Plan
Agent) serves as agent for the
shareholders in administering the Plan. If the Fund declares a dividend or capital gains distribution and the net asset value per share of the Fund's common stock exceeds the market price per share on the distribution payable date, Plan participants will receive shares purchased on the open market with the proceeds of the distribution. In all other cases, Plan participants will receive a number of newly-issued shares determined by dividing the dollar amount of the distributions by the net asset value per share of the Fund's common stock on the distribution payable date, provided that the discount from current market price will not exceed 5%.

   There is no charge to participants for
reinvesting dividends or capital gain
distributions, except for certain brokerage commissions, as described below. The
Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.
The automatic reinvestment of
dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends and distributions.

   The Plan also allows participants to make optional cash investments of at least $100 in Fund shares as frequently as monthly through the Plan Agent on the open market. Participants must pay a service fee of $0.75 for each investment and a pro rata share of the brokerage commissions.

   The Fund reserves the right to amend or
terminate the Plan either in full or
partially upon 90 days' written or telephone notice to shareholders of the Fund.

   Participants in the Plan may withdraw some or all of their shares from the Plan upon written notice to the Plan Agent and will receive certificates for whole shares and cash for fractional shares.
In the alternative, by giving
proper notice to the Plan Agent, participants may receive cash in lieu of shares in an amount which is reduced by brokerage commissions in connection with the sale of shares and a $2.50 service fee.

   All correspondence concerning the Plan
should be directed to the Plan Agent,
State Street Bank & Trust Company, P.O. Box
8200, Boston, MA 02266-8200.

Directors
Anthony E. Aaronson
Sir Roden Cutler
David Lindsay Elsum
Rt. Hon. Malcolm Fraser
Laurence S. Freedman, Chairman
Michael R. Horsburgh
Harry A. Jacobs, Jr.
Howard A. Knight
Roger C. Maddock
Richard H. McCoy
Neville J. Miles
William J. Potter
John T. Sheehy
Brian M. Sherman

Officers
Brian M. Sherman, President
Laurence S. Freedman, Vice President
Ouma Sananikone-Fletcher, Assistant Vice
President
  and Chief Investment Officer
David Manor, Treasurer
Roy M. Randall, Secretary
Eugene S. Stark, Assistant Treasurer
Barry G. Sechos, Assistant Treasurer
Kenneth T. Kozlowski, Assistant Treasurer
Allan S. Mostoff, Assistant Secretary
Margaret A. Bancroft, Assistant Secretary

This report, including the financial
statements herein, is transmitted to the shareholders of The First Australia Fund,
Inc. for their information. This is
not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with
Section 23(c) of the Investment
Company Act of 1940 that the Fund may
purchase, from time to time, shares of its common stock in the open market.

            Investment Manager
            EquitiLink International
Management Limited
            Union House, Union Street
            St. Helier, Jersey, Channel
Islands

            Investment Adviser
            EquitiLink Australia Limited
            190 George Street
            Sydney, NSW 2000, Australia

            Administrator
            Prudential Investments Fund
Management LLC
            Gateway Center Three
            100 Mulberry Street
            Newark, NJ 07102-4077

            Custodian and Transfer Agent
            State Street Bank and Trust
Company
            One Heritage Drive
            North Quincy, MA 02171

            Independent Accountants
            Price Waterhouse LLP
            1177 Avenue of the Americas
            New York, New York 10036

            Legal Counsel
            Dechert Price & Rhoads
            1500 K Street N.W.
            Washington, D.C. 20005
            Stikeman, Elliott
            Level 32, Chifley Tower
            2 Chifley Square
            Sydney, NSW 2000, Australia

                              Gateway Center
Three
                              100 Mulberry
Street
                             Newark, NJ 07102-
4077
                 for information call toll-
free (800) 362-3277
                             collect (973)
367-7403
                  or for information
regarding net asset value
                                 (800) 451-
6788

        Shares of The First Australia Fund,
Inc. are traded on the
      American Stock Exchange and on the
Pacific Stock Exchange under the
      symbol 'IAF'. Information about the
Fund's net asset value and
      market price is published weekly in
Barron's and in the Monday
      edition of The Wall Street Journal.

        For a weekly update of the Fund's net
asset value
      and share price, or to receive more
information on the Fund, call
      toll-free:
                                 1-800-323-
9995

      318652104